EXHIBIT 21.1

                                 Coach USA, Inc.
                        Subsidiaries as of April 15, 1997

NAME OF SUBSIDIARY:                                STATE OF INCORPORATION:
------------------                                 ----------------------
ASTI, Inc.                                                        Florida
Aiglon Car Rentals, Inc.                                          Texas
American Bus Lines, Inc.                                          Florida
America Charters, Ltd.                                            North Carolina
American Coach Lines, Inc.                                        Florida
American Limousine Service, Inc.                                  Florida
American Sightseeing, Inc.                                        Florida
American Sightseeing Tours, Inc.                                  Florida
Antelope Nevada                                                   Nevada
Antelope Valley Bus, Inc.                                         California
Arrow Stage Lines, Inc.                                           Nebraska
Barclay Airport Service, Inc.                                     New Jersey
Bayou City Coaches, Inc.                                          Texas
Cab Services, Inc.                                                Texas
    d/b/a Towne Car
California Charters, Inc.                                         Texas
Cape Transit Corp.                                                New Jersey
Central Jersey Transit, Inc.                                      New Jersey
Coach USA Administration, Inc.                                    Nevada
Colorado Springs Airport Transportation Service, Inc.             Colorado
Community Bus Lines, Inc.                                         New Jersey
Community Coach, Inc.                                             New Jersey
Community Tours, Inc.                                             New Jersey
Community Transit Lines, Inc.                                     New Jersey
Community Transportation, Inc.                                    New Jersey
Desert Stage Lines                                                California
Eagle Executive Transportation Services, Inc.                     Texas
    d/b/a Concorde-Access Transportation
    d/b/a Concorde-Access Limousines
    d/b/a Greater Houston Charters and Sightseeing Service
    d/b/a Houston Medical Limousine and Charter Service
Falcon Charter Service                                            California
Fiesta Cab Company                                                Texas
Fiesta Cab Company of San Antonio                                 Texas
Fiesta Transportation Company                                     Texas
    d/b/a Fiesta Elegante
Garden State Leasing Co., Inc.                                    New Jersey
Golden Vacations, Inc.                                            California
Greater Austin Transportation Company                             Texas
    d/b/a American Cab Co.
    d/b/a American Yellow Checker Cab Company
    d/b/a Towne Car Limousine Service
    d/b/a Yellow Cab Company
    d/b/a Yellow Check Cab Company
    d/b/a Yellow Checker Cab Company
Greater Boulder Transportation Company                            Colorado
    d/b/a American Cab Company of Denver
Greater Colorado Springs Transporation Company                    Colorado
    d/b/a Airport Taxicab of Colorado Springs, Inc.
    d/b/a Checker Taxicab, Inc.
    d/b/a Colorado Springs Airport Ground
          Transportation Authority
    d/b/a Colorado Springs Taxicab, Inc.
    d/b/a El Paso County Taxicab, Inc.
    d/b/a Metro Limousine
    d/b/a Metro Taxicab of Colorado Springs, Inc.
    d/b/a Towne Car, Inc.
    d/b/a Towne Car of Colorado Springs, Inc.
    d/b/a Towne Car of Denver, Inc.
    d/b/a Yellow Cab Company of Colorado Springs, Inc.
    d/b/a Yellow Cab Package Xpress
Greater Denver Transportation Company                             Colorado
    d/b/a Towne Car of Denver, Inc.

                          (CONTINUED ON FOLLOWING PAGE)

                                                                    EXHIBIT 21.1

                                 Coach USA, Inc.
                        Subsidiaries as of April 15, 1997

(CONTINUED FROM PREVIOUS PAGE)

NAME OF SUBSIDIARY:                                STATE OF INCORPORATION:
------------------                                 ----------------------

Greater Houston Transportation Company                            Texas
    d/b/a City Taxi
    d/b/a Package Xpress
    d/b/a Yellow Cab
    d/b/a Yellow Cab Company
    d/b/a Yellow Cab Company of Katy
    d/b/a Yellow Cab Package Xpress
Grosvenor Bus Lines, Inc.                                         California
Grosvenor Limousine Service, Inc.                                 California
Gulf Coast Transportation Company                                 Texas
    d/b/a Gray Line of Houston
    d/b/a Gray Line Tours of Houston
H.A.M.L. Corporation                                              New Jersey
Houston Cab Company                                               Texas
International Express Corp.                                       Minnesota
K-T Contract Services, Inc.                                       Texas
    d/b/a Jetlink
Kerrville Bus Company, Inc.                                       Texas
    d/b/a Gray Line of Albuquerque
    d/b/a Gray Line of San Antonio
L.E.R. Transportation Company                                     New Jersey
LND, Inc.                                                         Florida
Leisure Time Tours                                                New Jersey
    d/b/a Leisure Line
Metro Taxi, Inc.                                                  Colorado
Midtown Bus Terminal of New York, Inc.                            New York
Mister Sparkle, Inc.                                              New Jersey
New Delaware Coach, Inc.                                          Delaware
PCSTC, Inc.                                                       California
    d/b/a Gray Line of Anaheim
    d/b/a Gray Line of Los Angeles
    d/b/a Pacific Coast Sightseeing Tours & Charters
Parker Tours, Inc.                                                New York
Powder River Transporation Services, Inc.                         Wyoming
Progressive Transportation Services, Inc.                         New York
R&T Leasing, Inc.                                                 New Jersey
Red & Tan Charter, Inc.                                           New Jersey
Red & Tan Enterprises                                             New Jersey
Red & Tan of Boca, Inc.                                           Florida
Red & Tan Tours, Inc.                                             New Jersey
Red & Tan Tours of Florida, Inc.                                  Florida
Red & Tan Transportation Systems, Inc.                            New Jersey
Red & Tan Unlimited, Inc.                                         New Jersey
Red Top Sedan Service, Inc.                                       Florida
Red Top Transportation, Inc.                                      Florida
Rockland Coaches, Inc.                                            New Jersey
Rockland Transit Corporation                                      New York
Shuttle Services MIA, Inc.                                        Florida
Suburban Management Corp.                                         New Jersey
    d/b/a Central Jersey Transit
    d/b/a Suburban Management Corporation
    d/b/a Suburban Tours
Suburban Trails, Inc.                                             New Jersey
Suburban Transit Corp.                                            New Jersey
Texas Bus Lines, Inc.                                             Texas
    d/b/a Airport Express
Texas Shuttle, Inc.                                               Texas
The Hudson Bus Transportation Co., Inc.                           New Jersey
Transportation Contractors, Inc.                                  Florida
Worthen Van Service, Inc.                                         Wyoming
Yellow Cab Company of Houston, Inc.                               Texas
Yellow Cab Service Corporation                                    Delaware
Zone Taxicab of Colorado Springs, Inc.                            Colorado